UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

AARON’S, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On September 13, 2010, Aaron’s, Inc. (the “Company”) issued a press release announcing that its Board of Directors had approved, and is recommending to the Company’s shareholders for approval, the conversion of its non-voting Common Stock into voting Class A Common Stock on a one-for-one basis. The transaction is subject to the approval of a majority of the holders of both the Company’s Common Stock and Class A Common Stock, each voting as a separate class. Under the proposal, shares of the Company’s Common Stock, which currently do not have voting rights other than as required by law, will be converted into shares of Class A Common Stock, which currently have one vote per share, and the Class A Common Stock and will be redesignated as the Company’s “Common Stock.” The proposal was approved by the Board on September 10, 2010. The Company currently expects the meeting to occur in November 2010, subject to the SEC review process.
Additional Information
Shareholders are urged to read the proxy statement regarding the proposed conversion when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings containing information about the Company, without charge, at the Securities & Exchange Commission’s (“SEC”) internet site at www.sec.gov, and on the Investor Relations page of the Company’s web site at www.aaronsinc.com. Copies of the proxy statement and any filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to the Corporate Secretary, Aaron’s, Inc., 309 East Paces Ferry Road, NE, Atlanta, Georgia 30305-2377, telephone (404) 231-0011.
The directors and executive officers of the Company and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed conversion. Information regarding the Company’s directors and executive officers is available in the proxy statement dated April 5, 2010 for the Annual Meeting of Shareholders held on May 4, 2010, which was filed with the SEC on April 2, 2010. Other information regarding any participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated September 13, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: September 13, 2010		Gilbert L. Danielson
Executive Vice President and Chief Financial Officer